Exhibit 32.2
                                                                     -----------



      CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, James K. McHugh, as the Chief Financial Officer of N-Viro International Corporation, certify that, to the best of my knowledge, (i) the Form 10-KSB/A (Amendment No. 1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-KSB/A (Amendment No. 1) fairly presents, in all material respects, the financial condition and results of operations of N-Viro International Corporation.


/s/  James  K.  McHugh
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James  K.  McHugh,  Chief  Financial  Officer
April  29,  2008